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                                                                    EXHIBIT 10.2

                          TRANSITION SERVICES AGREEMENT


                  This TRANSITION SERVICES AGREEMENT (the "Agreement") is entered into as of the __ day of ____, 2003 between Transocean Holdings Inc., a Delaware corporation ("Transocean Holdings"), and TODCO, a Delaware corporation ("TODCO").

                  WHEREAS, Transocean Inc., a Cayman Islands company ("Transocean"), Transocean Holdings and TODCO currently contemplate that TODCO will make an initial public offering ("IPO") of shares of TODCO Class A Common Stock held by Transocean and Transocean Holdings;

                  WHEREAS, TODCO, as a wholly-owned Subsidiary, has previously received certain administrative and support services from Transocean Holdings and its Affiliates; and

                  WHEREAS, in order to effect an orderly transition by TODCO to a separate, stand-alone entity following the IPO, TODCO desires Transocean Holdings and its Affiliates to provide the services described herein.

                  NOW, THEREFORE, in consideration of the premises and the agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

                  SECTION 1.1 Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Master Separation Agreement ("Separation Agreement") entered into as of the date hereof among Transocean Holdings, TODCO and Transocean.

                                   ARTICLE II
                                    SERVICES

                  SECTION 2.1 Services. Subject to the terms and conditions of this Agreement, Transocean Holdings, acting through its and/or its Affiliates' respective employees, agents, contractors or independent third parties, agrees to provide or cause to be provided to TODCO and its Subsidiaries the services set forth in Exhibits A-__ hereto (including any additional services provided pursuant to Section 2.3, all of such services collectively referred to herein as the "Services). At all times during the performance of the Services, all Persons performing such Services (including agents, temporary employees, independent third parties and consultants) shall be construed as being independent from the TODCO Group and such Persons shall not be considered or deemed to be an employee of any member of the TODCO Group nor entitled to any employee benefits of TODCO as a result of this Agreement.

                  SECTION 2.2 Service Coordinators. Each party will nominate a representative to act as the primary contact Person with respect to the provision of the Services as contemplated

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by this Agreement (the "Service Coordinators"). The initial Service Coordinators shall be Ricardo Rosa for Transocean Holdings and Scott O'Keefe for TODCO.
Unless Transocean Holdings and TODCO otherwise agree, Transocean Holdings and TODCO agree that all notices and communications relating to this Agreement other than those day to day communications and billings relating to the actual provision of the Services shall be directed to the Service Coordinators in accordance with Section 11.2 hereof.

                  SECTION 2.3 Additional Services. From the date hereof until 12 months following the IPO Closing Date, TODCO may request additional Services from Transocean Holdings by providing written notice. Upon mutual agreement as to the cost, duration and scope of such additional Services, Transocean Holdings and TODCO may supplement in writing the Exhibits hereto to include such additional Services.

                  SECTION 2.4 Third Party Services. Transocean Holdings shall have the right to hire third party subcontractors to provide all or part of any Service hereunder; provided, that, in the event such subcontracting is inconsistent with past practices and the practice applied by Transocean generally from time to time within its own organization, Transocean Holdings obtain the prior written consent of TODCO, which consent shall not be unreasonably withheld.

                  SECTION 2.5 Standard of Performance; Limitation of Liability. The Services to be provided hereunder shall be performed with the same general degree of care as when performed within the Transocean organization. In the event Transocean Holdings or its Affiliates fail to provide the Services in accordance herewith, the sole and exclusive remedy of TODCO shall be to, at TODCO's sole discretion, either (i) have the Service reperformed, or (ii) not pay for such Service, or if payment has already been made, receive a refund of the payment made therefor; provided that in the event Transocean Holdings defaults in the manner described in Section 7.1(ii), TODCO shall have the further rights set forth in Section 7.1. EXCEPT AS EXPRESSLY SET FORTH IN THIS
SECTION 2.5, NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, IMPLIED OR EXPRESSED, ARE MADE BY TRANSOCEAN HOLDINGS OR ITS AFFILIATES WITH RESPECT TO THE SERVICES UNDER THIS AGREEMENT AND ALL SUCH REPRESENTATIONS OR WARRANTIES ARE HEREBY WAIVED AND DISCLAIMED. TODCO HEREBY EXPRESSLY WAIVES ANY RIGHT TODCO MAY OTHERWISE HAVE FOR ANY LOSSES, TO ENFORCE SPECIFIC PERFORMANCE OR TO PURSUE ANY OTHER REMEDY AVAILABLE IN CONTRACT, AT LAW OR IN EQUITY IN THE EVENT OF ANY NON-PERFORMANCE, INADEQUATE PERFORMANCE, FAULTY PERFORMANCE OR OTHER FAILURE OR BREACH BY TRANSOCEAN HOLDINGS OR ITS AFFILIATES UNDER OR RELATING TO THIS AGREEMENT, NOTWITHSTANDING THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT OR ACTIVE OR PASSIVE) OR GROSS NEGLIGENCE OF TRANSOCEAN HOLDINGS OR ITS AFFILIATES OR ANY OTHER PERSON INVOLVED IN THE PROVISION OF SERVICES AND WHETHER DAMAGES ARE ASSERTED IN CONTRACT OR TORT, UNDER FEDERAL, STATE OR FOREIGN LAWS OR OTHER STATUTE OR OTHERWISE.

                  SECTION 2.6 Conflict with Laws. Notwithstanding any other provision hereof, Transocean Holdings shall not be required to provide a Service to the extent the provision thereof would violate or contravene an applicable Law. To the extent that the provision of any



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such Service would violate an applicable Law, the parties agree to work together in good faith to provide such Service in a manner which would not violate any Law.

                                  ARTICLE III
                                SERVICE CHARGES

                  SECTION 3.1 Compensation. Each Service will be provided at the price indicated in the corresponding Exhibit hereto.

                                   ARTICLE IV
                                     PAYMENT

                  SECTION 4.1 Payment. Charges for Services shall be invoiced monthly by Transocean Holdings or the Transocean Holdings Affiliate providing the Service. TODCO shall make the corresponding payment no later than 30 calendar days after receipt of the invoice. Each invoice shall be directed to the TODCO Service Coordinator or such other person designated in writing from time to time by such Coordinator. The invoice shall set forth in reasonable detail for the period covered by such invoice: (i) the Services rendered, (ii) the basis for the calculation of the costs as set forth in Section 3.1 if applicable, and (iii) such additional information as TODCO may reasonably request at least 30 days in advance of the billings for a particular Service. In the event there is any dispute with respect to an invoice, TODCO shall make the payment for all non-disputed portions in accordance herewith.

                                   ARTICLE V
                                      TERM

                  SECTION 5.1 Term. The term of this Agreement shall commence upon the [IPO Closing Date] and shall continue in force until the termination of all Services in accordance with the duration of such Services set forth in the Exhibits hereto or as otherwise set forth herein.

                                   ARTICLE VI
                           DISCONTINUATION OF SERVICES

                  SECTION 6.1 Discontinuation of Services. Except for those Services for which a minimum duration has been set in the Exhibits hereto, TODCO may, with Transocean Holdings' prior written consent, elect to discontinue any individual Service from time to time. Transocean Holdings may withhold such consent in its sole discretion.

                                  ARTICLE VII
                                    DEFAULT

                  SECTION 7.1 Termination for Default. In the event (i) of a failure of TODCO to pay for Services in accordance with the terms of this Agreement, or (ii) of a failure of Transocean Holdings to perform, or cause to be performed, the Services in accordance with the terms of this Agreement which failure results or could reasonably result in a material adverse impact on the business, operations or financial results of TODCO, then in either case the non-defaulting party shall have the right, at its sole discretion, to terminate this Agreement if the defaulting party has (A) failed to cure the default within 30 days of receipt of the written notice



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of default or, (B) if such default is not reasonably susceptible to cure within a 30 day period, taken action within 30 days of receipt of the written notice of default reasonably designed to cure such default as soon as is reasonably practicable. TODCO's right to terminate this Agreement set forth in (ii) above and the rights set forth in Section 2.5 shall constitute TODCO's sole and exclusive rights and remedies for a breach by Transocean Holdings hereunder (including without limitation any breach caused by an Affiliate of Transocean Holdings or other third party providing a Service hereunder).

                                  ARTICLE VIII
                                INDEMNIFICATION

                  SECTION 8.1 Personal Injury. EACH PARTY (AS AN INDEMNIFYING PARTY) SHALL ASSUME ALL LIABILITY FOR AND SHALL RELEASE, DEFEND, INDEMNIFY AND HOLD THE OTHER PARTY, ITS AFFILIATES AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS AND AGENTS (ALL AS INDEMNIFIED PARTIES) FREE AND HARMLESS FROM AND AGAINST ALL LOSSES IN CONNECTION HEREWITH IN RESPECT OF INJURY TO OR DEATH OR SICKNESS OF ANY EMPLOYEE, AGENT OR REPRESENTATIVE OF THE INDEMNIFYING PARTY, ITS AFFILIATES OR THEIR CONTRACTORS OR SUBCONTRACTORS OF ANY TIER, HOWSOEVER ARISING AND WHETHER OR NOT CAUSED BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT OR ACTIVE OR PASSIVE) OR GROSS NEGLIGENCE OF THE INDEMNIFIED PARTIES, EXCEPT TO THE EXTENT SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT OF AN INDEMNIFIED PARTY.

                  SECTION 8.2 Property Damage. EACH PARTY (AS AN INDEMNIFYING PARTY) SHALL ASSUME ALL LIABILITY FOR AND SHALL RELEASE, DEFEND, INDEMNIFY AND HOLD THE OTHER PARTY, ITS AFFILIATES AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS AND AGENTS (ALL AS INDEMNIFIED PARTIES) HARMLESS FROM AND AGAINST ALL LOSSES IN CONNECTION HEREWITH IN RESPECT OF LOSS OF OR DAMAGE TO PROPERTY OWNED BY SUCH INDEMNIFYING PARTY, ITS AFFILIATES, THEIR CONTRACTORS OR SUBCONTRACTORS OF ANY TIER OR THEIR RESPECTIVE EMPLOYEES, AGENT OR REPRESENTATIVE, HOWSOEVER ARISING AND WHETHER OR NOT CAUSED BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT OR ACTIVE OR PASSIVE) OR GROSS NEGLIGENCE OF THE INDEMNIFIED PARTIES, EXCEPT TO THE EXTENT SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT OF AN INDEMNIFIED PARTY.

                  SECTION 8.3 Services Received. TODCO hereby acknowledges and agrees that:

                  (a) the Services to be provided hereunder are subject to and limited by the provisions of Section 2.5 - Standard of Performance,
         Section 7.1 - Termination and the other provisions hereof, including without limitation, the limitation of remedies available to TODCO which restricts available remedies resulting from a Service not provided in accordance with the terms hereof to either non-payment or reperformance of such

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         defective Service and, in certain limited circumstances, the right to terminate this Agreement;

                  (b) the Services are being provided solely as a result of the IPO, and Transocean Holdings and its Affiliates do not provide any such Services to non-Affiliates;

                  (c) it is not the intent of Transocean Holdings and its Affiliates to render, nor of TODCO to receive from Transocean Holdings and its Affiliates, professional advice or opinions, whether with regard to tax, legal, treasury, finance, employment or other matters; TODCO shall not rely on any Service rendered by or on behalf of Transocean Holdings for such professional advice or opinions; and TODCO shall seek all third party professional advice and opinions as it may desire or need, and in any event TODCO shall be responsible for and assume all risks associated with the Services, except to the limited extent set forth in Sections 2.5 and 7.1; and

                  (d) a material inducement to Transocean Holdings' agreement to provide the Services is the limitation of liability set forth herein and the release and indemnity provided by TODCO.

                  ACCORDINGLY, EXCEPT WITH REGARD TO THE LIMITED REMEDIES AND INDEMNITIES EXPRESSLY SET FORTH HEREIN, TODCO SHALL ASSUME ALL LIABILITY FOR AND SHALL FURTHER RELEASE, DEFEND, INDEMNIFY AND HOLD THE OTHER PARTY, ITS AFFILIATES AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS AND AGENTS (ALL AS INDEMNIFIED PARTIES) FREE AND HARMLESS FROM AND AGAINST ALL LOSSES RESULTING FROM, ARISING UNDER OR RELATED TO THE SERVICES, HOWSOEVER ARISING AND WHETHER OR NOT CAUSED BY THE NEGLIGENCE OR GROSS NEGLIGENCE OF TRANSOCEAN HOLDINGS, ITS AFFILIATES OR ANY THIRD PARTY SERVICE PROVIDER.

                                   ARTICLE IX
                                 CONFIDENTIALITY

                  SECTION 9.1 Confidentiality. TODCO and Transocean Holdings each acknowledge and agree that the terms of Section [7.13 - Confidentiality] of the Separation Agreement shall apply to information, documents, plans and other data made available or disclosed by one party to the other in connection with this Agreement.

                                   ARTICLE X
                                  FORCE MAJEURE

                  SECTION 10.1 Performance Excused. Continued performance of a Service may be suspended immediately to the extent caused by any event or condition beyond the reasonable control of the party suspending such performance including acts of God, fire, labor or trade disturbance, war, civil commotion, compliance in good faith with any Law, unavailability of materials or other event or condition whether similar or dissimilar to the foregoing (a "Force Majeure Event").


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                  SECTION 10.2 Notice. The party claiming suspension due to a
Force Majeure Event will give prompt notice to the other of the occurrence of the Force Majeure Event giving rise to the suspension and of its nature and anticipated duration.

                  SECTION 10.3 Cooperation. The parties shall cooperate with each other to find alternative means and methods for the provision of the suspended Service.

                                   ARTICLE XI
                                 MISCELLANEOUS

                  SECTION 11.1 Construction Rules. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. As used in this Agreement, unless otherwise provided to the contrary, (i) all references to days or months shall be deemed references to calendar days or months and (ii) any reference to a "Section," "Article" or "Appendix" shall be deemed to refer to a section or article of this Agreement or an appendix to this Agreement. The words "hereof," "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Unless otherwise specifically provided for herein, the term "or" shall not be deemed to be exclusive.

                  SECTION 11.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon (i) a transmitter's confirmation of a receipt of a facsimile transmission, (ii) confirmed delivery of a standard overnight courier or when delivered by hand or (iii) the expiration of five business days after the date mailed by certified or registered mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice):

         If to Transocean Holdings, to:

                  Transocean Holdings Inc.
                  Attention: Corporate Secretary
                  4 Greenway Plaza
                  Houston, Texas 77046
                  Facsimile: (713)232-7600

         If to TODCO, to:

                  TODCO

                  -----------
                  Houston, Texas _____
                  Attention: Corporate Secretary
                  Facsimile: (713) 232-7600

                  SECTION 11.3 Assignment, Binding Effect. Neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned or delegated by TODCO or Transocean Holdings (whether by operation of law or otherwise) without the prior written



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consent of the other party; provided however that the foregoing shall in no way restrict the performance of a Service by an Affiliate of Transocean Holdings or a third party as otherwise allowed hereunder.

                  SECTION 11.4 No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than TODCO, Transocean Holdings and any Transocean Holdings Affiliate providing Services hereunder or their respective successors or permitted assigns) any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, and no Person (except as so specified) shall be deemed a third-party beneficiary under or by reason of this Agreement.

                  SECTION 11.5 Amendment. No amendments, additions to, alterations, modifications or waivers of all or any part of this Agreement shall be of any effect, whether by course of dealing or otherwise, unless explicitly set forth in writing and executed by both parties hereto. If the provisions of this Agreement and the provisions of any purchase order or order acknowledgment written in connection with this Agreement conflict, the provisions of this Agreement shall prevail.

                  SECTION 11.6 Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. The failure of any party to require performance of any provision of this Agreement shall not affect any party's right to full performance thereof at any time thereafter.

                  SECTION 11.7 Severability. If any provision of this Agreement or the application of any such provision to any Person or circumstance shall be declared judicially to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement, it being the intent and agreement of TODCO and Transocean Holdings that this Agreement shall be deemed amended by modifying such provision to the extent necessary to render it valid, legal and enforceable while preserving its intent or, if such modification is not possible, by substituting therefor another provision that is legal and enforceable and that achieves the same objective.

                  SECTION 11.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one agreement binding on TODCO and Transocean Holdings.

                  SECTION 11.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas without giving effect to the conflicts of law principles thereof.

                  SECTION 11.10 Arbitration. All disputes and controversies which may arise out of or in connection with this Agreement and are not resolved through good faith negotiation shall be settled by binding arbitration. The arbitration will take place in Houston, Texas and shall be conducted in accordance with the procedures of [the Center for Public Resources of New York ("CPR")]. The dispute shall be decided by a single arbitrator selected by the parties; provided the parties are able to agree as set forth herein. The arbitration shall be initiated by providing written notice to the other party. The party so initiating the proceedings shall provide the other



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party in writing three (3) names of potential arbitrators within fifteen (15)
days of giving notice to initiate arbitration. The other party will thereafter have thirty (30) days to either select one of the three individuals or reject all three (a "Rejection"). Failure to timely respond shall be deemed a Rejection. Should the parties be unable to agree on a single arbitrator, each shall choose a single arbitrator within fifteen (15) days of the Rejection by providing written notice to the other party, and the two (2) arbitrators shall mutually select the third. The award of the arbitration shall be final and binding upon both parties and may be enforced in any court of competent jurisdiction.

                  SECTION 11.11 Relationship of Parties. This Agreement does not create a fiduciary relationship, partnership, joint venture or relationship of trust or agency between the parties.

                  SECTION 11.12 Further Assurances. From time to time, each party agrees to execute and deliver such additional documents, and will provide such additional information and assistance as any party may reasonably require to carry out the terms of this Agreement.

                  SECTION 11.13 Regulations. All employees of Transocean Holdings and its Affiliates shall, when on the property of TODCO, conform to the rules and regulations of TODCO concerning safety, health and security which are made known to such employees in advance in writing.

                  SECTION 11.14 Survival. The parties agree that Articles VIII and IX will survive the termination of this Agreement and that any such termination shall not affect any obligation for the payment of Services rendered prior to termination.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this ___ day of _______, 2003.

                                   TRANSOCEAN HOLDINGS INC.


                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------



                                   TODCO


                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------


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